                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement            / / Confidential, for Use of
                                               the Commission Only
/x/ Definitive Proxy Statement                 (as permitted by
/ / Definitive Additional Materials             Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Great Bay Power Corporation
    -------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
    or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3)
/ / Fee computed on table below per Exchange Act
    Rules 14a-6(i)(4) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                          GREAT BAY POWER CORPORATION

                                 20 LADD STREET
                      PORTSMOUTH, NEW HAMPSHIRE 03801-4080

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 18, 1996

To the Stockholders:


     A Special Meeting of Stockholders of Great Bay Power Corporation (the "Company") will be held at the offices of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109 on Thursday, January 18, 1996 at 10:00 a.m., local time, to consider and act upon the following matters:


          1. To approve an amendment to the Company's Restated Articles of Incorporation which increases the number of authorized shares of Common Stock from 8,000,000 to 20,000,000 shares.

          2. To approve an amendment to the Company's Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of undesignated Preferred Stock, the terms and rights of which may be designated from time to time by the Board of Directors.

          3. To approve an amendment to the Company's Restated Articles of Incorporation to delete Section 1 of Article SEVENTH, which requires the affirmative vote of the holders of at least 75% of the shares of capital stock issued and outstanding to amend, repeal or adopt any provision inconsistent with the Articles of Incorporation.

          4. To approve an amendment to the Company's Restated Articles of Incorporation to add to Article SEVENTH a provision eliminating any preemptive rights of the Company's stockholders to acquire shares issued by the Company.

          5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on December 18, 1995 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

     All stockholders are cordially invited to attend the Meeting.

                                          By order of the Board of Directors,

                                          FRANK W. GETMAN, JR., Secretary

Portsmouth, New Hampshire
December 22, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                          GREAT BAY POWER CORPORATION
                                 20 LADD STREET
                      PORTSMOUTH, NEW HAMPSHIRE 03801-4080

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                                JANUARY 18, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Great Bay Power Corporation (the "Company") for use at a Special Meeting of Stockholders to be held on January 18, 1996 and at any adjournment of that meeting (the "Meeting"). All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company.

     On December 18, 1995, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 7,999,998 shares of Common Stock of the Company, $.01 par value per share ("Common Stock"). Stockholders are entitled to one vote per share.

VOTING SECURITIES AND VOTES REQUIRED

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered as present for quorum purposes but will not be counted as votes cast.

     The affirmative vote of the holders of 75% of the issued and outstanding shares of Common Stock of the Company is required for the approval of the proposed amendments to the Company's Restated Articles of Incorporation to (i) increase the number of authorized shares of Common Stock, (ii) authorize the undesignated shares of Preferred Stock, (iii) delete the requirement for a 75% vote to amend, repeal or adopt any provision inconsistent with the Restated Articles of Incorporation and (iv) eliminate the preemptive rights of the Company's stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of December 18, 1995, regarding the ownership of the Company's Common Stock by (i) the only persons known by the Company to own more than five percent of the outstanding shares,
(ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group:


                                                             SHARES OF
                                                            COMMON STOCK       PERCENTAGE OF
                       NAME AND ADDRESS                     BENEFICIALLY        COMMON STOCK
                     OF BENEFICIAL OWNER                      OWNED(1)         OUTSTANDING(2)
    ------------------------------------------------------  ------------       --------------
    5% Stockholders
    Elliott Associates, L.P...............................    1,720,530(3)          21.5%
      712 Fifth Avenue
      36th Floor
      New York, NY 10019
    Omega Capital Partners, L.P...........................    1,031,760(4)          12.9%
      Wall Street Plaza
      88 Pine Street
      New York, NY 10005
    Siegler, Collery & Co.................................      896,000             11.2%
      712 Fifth Avenue
      New York, NY 10019
    Omega Institutional Partners, L.P.....................      883,720(4)          11.1%
      Wall Street Plaza
      88 Pine Street
      New York, NY 10005
    Omega Advisors, Inc...................................      795,020(4)(5)        9.9%
      Wall Street Plaza
      88 Pine Street
      New York, NY 10005
    Directors and Executive Officers:
    Kenneth A. Buckfire...................................        1,000(6)              *
    Walter H. Goodenough..................................        1,000(6)              *
    Andrew J. Kurtz.......................................    1,720,530(6)(7)       21.5%
    Charles A. Leeds, Jr..................................    2,710,500(8)          33.9%
    John A. Tillinghast...................................        1,000                 *
    Frank W. Getman, Jr...................................            0                 0
    All directors and executive officer as a group (6
      individuals)........................................    4,454,030(7)(9)       55.7%


---------------
 * Percentage is less than 1% of the total number of outstanding shares of Common Stock of the Company.

(1) The number of shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power, and also includes any shares which the person or entity has the right to acquire within 60 days after December 18, 1995. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(2) Number of shares deemed outstanding includes 7,999,998 shares outstanding as of December 18, 1995, plus any shares subject to options held by the person or entity in question that are currently exercisable or exercisable within 60 days after December 18, 1995.

(3) Includes shares of Common Stock held by Westgate International, L.P. (287,212 shares) and by Manchester Securities Corp. (222,157 shares), both of which are affiliated with Elliott Associates, L.P.

(4) These stockholders may be deemed to be a group for purposes of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.


(5) Consists of shares of Common Stock held by the following entities: Omega Overseas Partners, L.P. (382,460 shares), The Common Fund (224,120 shares), Goldman Sachs & Co. Profit Sharing Master Trust (78,400 shares), Omega Overseas Partners II, L.P. (57,380 shares) and Haussman Holdings, N.V. (52,660 shares). Omega Advisors, Inc. has sole power to vote and sole power to dispose of all shares of Common Stock of the Company held by Omega Overseas Partners, Ltd. and Omega Overseas Partners II, L.P. Omega Advisors, Inc. has shared power to vote and to dispose with respect to all shares of Common Stock held by each of The Common Fund, Haussman Holdings, N.V. and Goldman Sachs & Co. Profit Sharing Master Trust.



(6) Excludes 20,000 shares of Common Stock issuable upon exercise of outstanding stock options pending receipt of stockholder approval of the Company's 1995 Stock Option Plan.



(7) Includes an aggregate of 1,720,530 shares held by Elliott Associates, L.P. (1,211,161 shares), Westgate International, L.P. (287,212 shares) and Manchester Securities Corp. (222,157 shares), stockholders of the Company. Mr. Kurtz is an employee of Elliott Associates, L.P., shares voting and investment power with respect to the shares of Common Stock held by Elliott Associates, L.P., Westgate International, L.P. and Manchester Securities Corp., and disclaims beneficial ownership of all shares owned by each of such stockholders.



(8) Includes an aggregate of 2,710,500 shares held by Omega Capital Partners, L.P. ("Omega Capital") (1,031,760 shares), Omega Institutional Partners, L.
    P. ("Omega Institutional") (883,720 shares), Omega Overseas Partners, L.P. ("Omega Overseas") (382,460 shares), Omega Overseas Partners II, L.P. ("Omega Overseas II") (57,380 shares), The Common Fund (224,120 shares), Goldman Sachs & Co. Profit Sharing Master Trust (78,400 shares) and Haussman Holdings, N.V. (52,660 shares). Mr. Leeds is a general partner of Omega Capital, Omega Institutional, Omega Overseas and Omega Overseas II. In these capacities, Mr. Leeds shares voting and investment power with respect to all shares of Common Stock held by each of these entities. Mr. Leeds disclaims beneficial ownership of all shares of Common Stock owned by The Common Fund, Goldman Sachs & Co. Profit Sharing Master Trust and Haussman Holdings, N.V.



(9) Excludes 60,000 shares of Common Stock issuable upon exercise of outstanding stock options pending receipt of stockholder approval of the Company's 1995 Stock Option Plan.


  Delinquent Filing of Forms 4

     Based solely on its review of copies of reports filed by reporting persons of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or written representations from certain reporting persons that no Form 5 filing was required for such person, the Company believes that all filings required to be made by reporting persons of the Company were timely made in accordance with the requirements of the Exchange Act.

                     APPROVAL OF CERTAIN AMENDMENTS TO THE
                  COMPANY'S RESTATED ARTICLES OF INCORPORATION

     On November 1, 1995, the Board of Directors unanimously voted to recommend to the stockholders that the Company's Restated Articles of Incorporation be amended in order to effect the following four amendments:

1.  INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM
    8,000,000 SHARES TO 20,000,000 SHARES.


     The Board of Directors has recommended that Article FOURTH of the Company's Restated Articles of Incorporation be amended to increase the number of authorized shares of Common Stock from 8,000,000 to 20,000,000 shares. The authorized shares of Common Stock of the Company currently consist of 8,000,000 shares, $.01 par value per share, of which 7,999,998 shares were issued and outstanding as of December 18, 1995. The Board of Directors believes that the increase in the number of authorized shares of Common Stock is needed to provide sufficient shares for management incentive plans (including the 1995 Stock Option Plan, which was approved by the Board of Directors on April 24, 1995 and will be considered by the stockholders at the 1996 Annual Meeting of Stockholders), potential financings (including the PECO Warrant (as defined below)) and general corporate purposes.


     If the proposed amendment to Article FOURTH of the Company's Restated Articles of Incorporation is adopted by the stockholders, the additional shares of Common Stock would be available for issuance in the future for corporate purposes, including, without limitation, financings, acquisitions, joint ventures, stock splits, stock dividends and management incentive and employee benefit plans, as the Board of Directors may deem advisable, without the necessity of further stockholder action. Any issuance of additional shares of Common Stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, would have the effect of diluting the Company's current stockholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company.


     On November 3, 1995, the Company and PECO Energy Company ("PECO") simultaneously entered into a Services Agreement and Warrant Purchase Agreement pursuant to which the Company appointed PECO as its exclusive agent to market the Company's uncommitted portion of electricity generated by the Seabrook Nuclear Power Station ("Seabrook") and PECO agreed to purchase from the Company a warrant (the "PECO Warrant") to purchase 420,000 shares of the Company's Common Stock (the "Warrant Shares"). Based on the current capitalization of the Company, the 420,000 Warrant Shares would constitute 4.99% of the outstanding shares of Common Stock of the Company if PECO were to exercise the PECO Warrant.


     The exercise price for the Warrant Shares is the greater of $9.75 per share or the highest price at which a share of the Company's common stock has traded on the National Association of Securities Dealers National Market from the date on which an amendment to the Company's Certificate of Incorporation is filed with the New Hampshire Secretary of State which increases the number of the Company's authorized shares of common stock to a number sufficient to permit the Company to reserve shares for issuance pursuant to the PECO Warrant through the date on which PECO exercises the PECO Warrant. PECO has agreed to pay a purchase price of $1,000,000 for the PECO Warrant.

     If PECO purchases the Warrant Shares, the $1,000,000 purchase price for the PECO Warrant will be credited toward the purchase price of the Warrant Shares. If PECO does not purchase the Warrant Shares, the purchase price for the PECO Warrant is wholly or partially refundable only if the Company terminates the Services Agreement under certain limited circumstances provided for in the Services Agreement.

     The PECO Warrant expires upon the earliest to occur of: (1) September 30, 1996, if the Seabrook capacity factor for the period from the date PECO begins to provide services under the Services Agreement (the "Service Commencement Date") through September 15, 1995 is equal to or greater than 60%; (2) December 31, 1996, if the Seabrook capacity factor for the period from the Service Commencement Date through December 15, 1996 is equal to or greater than 60%; (3) two business days following the first date after December 31, 1996, the Seabrook capacity factor for the immediately preceding 12 months is equal to or greater than 60%; or (4) December 31, 1997.

     The conditions to closing the Warrant Purchase Agreement are not yet satisfied. Issuance of the PECO Warrant requires approval of the New Hampshire Public Utilities Commission (the "PUC") and stockholder approval of this proposal to increase the number of authorized shares of Common Stock. The Company has requested New Hampshire PUC approval. The Company is also requesting stockholders to approve an amendment at the Meeting eliminating the stockholders' preemptive rights pursuant to Section 15 of Chapter 369 of the New Hampshire Revised Statutes Annotated, as described in proposal 4 below. The Warrant Purchase Agreement was amended on November 27, 1995 to include stockholder approval of the increase of authorized shares of Common Stock and waiver of preemptive rights as a condition to the sale of the PECO Warrant.

     Other than in connection with existing management incentive and employee benefit plans, the proposed 1995 Stock Option Plan and the PECO Warrant, there are no existing plans, understandings or agreements for the issuance of any shares of Common Stock. If proposal 4 below (relating to the elimination of preemptive rights pursuant to Section 15 of Chapter 369 of the New Hampshire Revised Statutes Annotated) is approved, holders of Common Stock will have no preemptive rights with respect to any shares which may be issued in the future.

     The Company is not aware of any attempts on the part of a third party to effect a change of control of the Company and the increase in the number of shares of Common Stock has been proposed for the reasons stated above and not for any possible anti-takeover effects that it may have.

BOARD RECOMMENDATION

     The Board of Directors believes the adoption of this amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the adoption of this proposed amendment.

2. AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF UNDESIGNATED PREFERRED STOCK, THE TERMS AND RIGHTS OF WHICH MAY BE DESIGNATED FROM TIME TO TIME BY THE BOARD OF DIRECTORS.

     The Board of Directors has recommended that Article FOURTH of the Company's Restated Articles of Incorporation be amended to provide for the issuance of up to 5,000,000 shares of undesignated Preferred Stock. If the proposed amendment is adopted by the stockholders, as is the case with shares of Common Stock described above, the shares of undesignated Preferred Stock would be available for issuance in the future for corporate purposes, including, without limitation, financings, acquisitions, joint ventures, stock splits, stock dividends and management incentive and employee benefit plans, as the Board of Directors may deem advisable, without the necessity of further stockholder action. Any issuance of additional shares of Preferred Stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, would have the effect of diluting the Company's current stockholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. There is no existing plan, understanding or agreement for the issuance of any shares of Preferred Stock.

     The Company is not aware of any attempts on the part of a third party to effect a change of control of the Company and the authorization of the undesignated shares of Preferred Stock has been proposed for the reasons stated above and not for any possible anti-takeover effects that it may have.

BOARD RECOMMENDATION

     The Board of Directors believes the adoption of this amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the adoption of this proposed amendment.

3. TO DELETE SECTION 1 OF ARTICLE SEVENTH, WHICH REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST 75% OF THE SHARES OF CAPITAL STOCK ISSUED AND OUTSTANDING TO AMEND, REPEAL OR ADOPT ANY PROVISION INCONSISTENT WITH THE ARTICLES OF INCORPORATION.

     The Board of Directors has recommended that Article SEVENTH of the Company's Restated Articles of Incorporation be amended by deleting Section 1 thereof, which requires the affirmative vote of the holders of at least 75% of the shares of capital stock issued and outstanding to amend, repeal or adopt any provision inconsistent with the Articles of Incorporation. The proposed amendment to the Restated Articles of Incorporation would eliminate a supermajority voting provision which currently requires the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the Company in order to amend or repeal, or to adopt any provision inconsistent with, (i) the Restated Articles of Incorporation, and (ii) certain specified portions of the By-laws of the Company. Current Sections 2 and 3 of Article SEVENTH would be renumbered as 1 and 2, respectively. The supermajority provision was included in the Restated Articles of Incorporation in connection with the approval of the Company's Chapter 11 Plan of Reorganization and its emergence from bankruptcy in November 1994. The Company's Plan of Reorganization provided for the sale of 60% of the reorganized company's outstanding shares. At the time the supermajority voting provision was first included in the then proposed Restated Articles of Incorporation, it was possible that a single institutional investor would purchase the entire 60%. The supermajority voting provision was intended to prevent an institutional stockholder from effectively controlling the Company.

     Although it was ultimately two institutional investors that purchased the shares which were sold to finance the plan of reorganization, the supermajority voting provision remained in the Restated Articles of Incorporation. Following the Company's emergence from bankruptcy, one of the institutional stockholders has sold shares of Common Stock representing approximately 11.2% of the Company's issued and outstanding shares as of December 18, 1995. As a result, no single stockholder owns more than 34% of the Company's issued and outstanding shares. The supermajority voting provision is no longer required to prevent a single stockholder from controlling the Company. The elimination of the supermajority voting provision will facilitate the amendment or repeal of the Restated Articles of Incorporation and certain provisions of the By-laws and may make it easier for a third party to acquire sufficient shares to control the Company. The Company is not aware of any existing plan, understanding or agreement by or among existing stockholders of the Company to acquire sufficient shares to control the Company.

BOARD RECOMMENDATION

     The Board of Directors believes the adoption of this amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the adoption of this proposed amendment.

4. TO ADD TO ARTICLE SEVENTH A PROVISION ELIMINATING ANY PREEMPTIVE RIGHTS OF THE COMPANY'S STOCKHOLDERS TO ACQUIRE SHARES ISSUED BY THE COMPANY.

     The Board of Directors has recommended that a new section be added at the end of Article SEVENTH of the Company's Restated Articles of Incorporation that expressly eliminates the preemptive rights of the

Company's stockholders to acquire shares issued by the Company. Section 15 of Chapter 369 of the New Hampshire Revised Statutes Annotated provides stockholders of a public utility, such as the Company, with preemptive rights with respect to the issuance of additional shares or securities convertible into shares of such capital stock, unless the Articles of Incorporation have limited or eliminated such rights. The Board of Directors believes it is in the best interests of the Company and its stockholders that the Company have the flexibility to issue additional shares of Common Stock, Preferred Stock or other securities in connection with financings, acquisitions, management incentive and employee benefit plans and other such circumstances without incurring the significant delay and expense of seeking waivers from the stockholders of the Company of their preemptive rights to purchase shares in such issuances. The Board believes that such a delay would adversely affect the Company's ability to consummate such transactions in a timely manner and on favorable terms to the Company.

     The text of such amendment is attached as Exhibit A to this Proxy
Statement.

BOARD RECOMMENDATION

     The Board of Directors believes the adoption of this amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the adoption of this proposed amendment.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company at its principal office in Portsmouth, New Hampshire not later than January 12, 1996 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          FRANK W. GETMAN, JR., Secretary

December 22, 1995

     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                       EXHIBIT A

                    Text of Amendment to Article SEVENTH of
                     the Restated Articles of Incorporation
                         Eliminating Preemptive Rights
                        -------------------------------

     Article SEVENTH of the Restated Articles of Incorporation is hereby amended by the addition of the following:

          4. No Preemptive Rights. Shareholders shall have no preemptive rights to acquire unissued or treasury shares, or securities convertible into such shares or carrying a right to subscribe to or acquire shares.

                          GREAT BAY POWER CORPORATION

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 18, 1996

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND SHOULD BE RETURNED AS SOON AS POSSIBLE TO BOSTON FINANCIAL DATA SERVICES, INC.


     The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
A. Tillinghast and Frank W. Getman, Jr., and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of GREAT BAY POWER CORPORATION (the "Company") to be held at the Offices of Hale and Dorr, 60 State Street, Boston, MA 02109, on Thursday, January 18, 1996, at 10:00 a.m., Eastern Standard Time, and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.


     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

1. To approve an amendment to the Company's Restated Articles of Incorporation which increases the number of authorized shares of Common Stock from 8,000,000 to 20,000,000 shares, all as set forth in more detail in the accompanying Proxy Statement.

              / /  FOR             / / AGAINST         / / ABSTAIN

2. To approve an amendment to the Company's Restated Articles of Incorporation to authorize the issuance of up to 5,000,000 shares of undesignated Preferred Stock, the terms and rights of which may be designated from time to time by the Board of Directors, all as set forth in more detail in the accompanying Proxy Statement.

              / /  FOR             / / AGAINST         / / ABSTAIN

3. To approve an amendment to the Company's Restated Articles of Incorporation to delete Section 1 of Article SEVENTH, which requires the affirmative vote of the holders of at least 75% of the shares of capital stock issued and outstanding to amend, repeal or adopt any provision inconsistent with the Articles of Incorporation, all as set forth in more detail in the accompanying Proxy Statement.

              / /  FOR             / / AGAINST         / / ABSTAIN

4. To approve an amendment to the Company's Restated Articles of Incorporation to add to Article SEVENTH a provision eliminating any preemptive rights of the Company's stockholders to acquire shares issued by the Company, all as set forth in more detail in the accompanying Proxy Statement.

              / /  FOR             / / AGAINST         / / ABSTAIN

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

              / /  FOR             / / AGAINST         / / ABSTAIN


    Mark box at right if comments or address change have been noted on the
reverse side of this card.        / /

DETACH CARD                                                         DETACH CARD
                          GREAT BAY POWER CORPORATION


    Dear Shareholder:

    Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

    YOUR VOTE COUNTS, AND YOU ARE STRONGLY ENCOURAGED TO EXERCISE YOUR RIGHT TO VOTE YOUR SHARES.

    Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

    Your vote must be received prior to the Special Meeting of Stockholders, January 18, 1996.

    Thank you in advance for your prompt consideration of these matters.

    Sincerely,


    GREAT BAY POWER CORPORATION

    Please be sure to sign                 Date:
    and date this Proxy.

                                           ___________________________________
                                                 Shareholder sign here


                                           ___________________________________
                                                   Co-owner sign here